Discontinued Operations	12 Months Ended
Dec. 31, 2017
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
3.	Discontinued Operations

In June 2016, the Company’s board of directors committed to a plan to sell its Softcup line of business (Softcup) and re-direct its available cash resources to further develop Amphora. In July 2016, the Company entered into an Asset Purchase Agreement with The Flex Company (Flex), whereby Flex would acquire certain assets and assume certain liabilities associated with Softcup. Total consideration for the Softcup sale was $1.9 million, with $0.6 million received in cash at closing and the remaining $1.3 million due and payable under a note in favor of the Company (the Flex Note) through January 1, 2021 (the Maturity Date). The Flex Note bears simple interest at a rate of 5.0% per annum on the remaining principal amount outstanding and is payable each January 1, including accrued and unpaid interest, beginning in 2017 through the Maturity Date.

The Flex Note is secured by the Softcup assets and has been recorded at present value, or approximately $1.3 million, as of the effective date. The Company’s incremental borrowing rate and the stated interest rate of the Flex Note are materially consistent.

The Softcup sale constitutes the sale of a business in accordance with the authoritative guidance and as of June 30, 2016, the Softcup sale met the criteria to be classified as held for sale and, therefore, a discontinued operation. After a short transition period (less than 30 days), the Company no longer has any continuing involvement with Softcup, as such the Company’s consolidated statements of operations and consolidated statements of cash flows exclude from continuing operations Softcup revenue, related costs and the gain on the Softcup sale.

The following table presents major classes of line items constituting gain on sale of discontinued operations for the year ended December 31, 2016 (in thousands):

Revenue	$1,183
Cost of goods sold	(906)
Sales and marketing expenses	(150)

Pretax gain on discontinued operations related to major classes of pretax gain	127
Pretax gain on sale of discontinued operations	1,565

Total pretax gain on sale of discontinued operations	1,692
Income tax expense	(615)

Net gain on sale of discontinued operations	$1,077